UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2004

                                    CDI Corp.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                  Pennsylvania
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)

                                     1-5519
--------------------------------------------------------------------------------
                            (Commission File Number)

                                   23-2394430
--------------------------------------------------------------------------------
                        (IRS Employer Identification No.)

            1717 Arch Street, 35th Floor, Philadelphia, PA 19103-2768
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

                                 (215) 569-2200
--------------------------------------------------------------------------------

Item 12. Results of Operations and Financial Condition.

On April 22, 2004, CDI Corp. (sometimes referred to in this Report as "the Company") issued a news release reporting the Company's financial results for its first fiscal quarter ended March 31, 2004 and announcing a cash dividend of $.09 per share. A copy of the Company's news release is attached hereto as
Exhibit 99 and is hereby incorporated by reference.

The information contained in this Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CDI CORP.
                                           (Registrant)

                                           By: /s/ Jay G. Stuart
                                              ---------------------------------
                                                   Jay G. Stuart
                                                   Executive Vice President and
                                                   Chief Financial Officer

Date:  April 22, 2004

                                  EXHIBIT INDEX

Exhibit Number    Description

99                News Release dated April 22, 2004, issued by CDI Corp.